Exhibit 10.2

                                             For Bank use only:

                                             Received by:     _________________
                                             Approved by:     _________________
                                             Other:           _________________


                                CAPITAL ONE, N.A.
                     successor by merger to North Fork Bank

                                 PROMISSORY NOTE
            (CONSOLIDATED AND RESTATED REVOLVING LINE OF CREDIT NOTE)

BORROWER:        CVD EQUIPMENT CORPORATION, a New York corporation

PRINCIPAL:       Five Million and 00/100 ($5,000,000.00) Dollars

DATE:            April 16, 2008

PROMISE TO PAY: The undersigned (the "Borrower"), jointly and severally if more than one signer, does hereby promise to pay to the order of Capital One, N.A., successor by merger to North Fork Bank (the "Bank") at its offices at 275 Broadhollow Road, Melville, New York 11747, or at any of its branches, the sum of FIVE MILLION AND 00/100 ($5,000,000.00) DOLLARS (the "Note"), or, if less, the aggregate unpaid principal balance of all Advances (as hereinafter defined) plus interest on the outstanding principal balance at a rate equal to either (i) the Effective LIBOR Rate (as hereinafter defined) plus two hundred (200) basis points (each, at times, a "Libor Advance") or (ii) Capital One, N.A.'s Prime Rate (as hereinafter defined) minus 25/100 (0.25%) percent (each, at times, a "Prime Advance") on May 1, 2011 (the "LOC Maturity Date") on which date and at which time all outstanding principal, accrued interest and related charges due to the Bank shall be due and payable.

RATE (at times, the "Rate"): For purposes of this Note, LIBOR shall be deemed to mean the London Interbank Offered Rate. "Effective LIBOR Rate" shall be deemed to mean the LIBOR rate for the Interest Rate Period, to be chosen by the Borrower, published two days preceding the Borrower's election to Advance, provided that in no event shall such period exceed the number of days remaining until the LOC Maturity Date. The "Interest Rate Period" shall be deemed to mean, with respect to each Libor Advance made to the Borrower under this Note, the period of either one (1) month, two (2) months or three (3) months for establishing the Effective LIBOR Rate.

"Advances" shall be deemed to mean all advances (a Libor Advance or a Prime Advance) made hereunder and pursuant to the Revolving Credit Agreement described herein, at the sole discretion of the Bank, to the Borrower. Borrower shall request such Advances on the form attached hereto as Exhibit "A", and shall state, among other things, whether same is a Libor Advance or a Prime Advance and, if a Libor Advance, the interest rate option for the duration of the Interest Rate Period applicable thereto; either one (1) month, two (2) months or three (3) months. The Borrower shall notify the Bank, at least two (2) business


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days prior to the advancement of any funds hereunder of (i) the amount it wishes to borrow;  and (ii) whether  same is a Prime  Advance or a Libor  Advance;  and
(iii) if same is a Libor Advance, the Interest Rate Period it has elected with respect to such borrowing. An advance at the Bank's Prime Rate shall not require advance notice.

The Borrower shall notify the Bank at least two (2) business days prior to the expiration of an Interest Rate Period pertaining to each respective Libor Advance as to its election of a new Interest Rate Period for such Advance to be used to calculate the interest rate to be applied to the outstanding balance of the applicable Libor Advance for the subsequent Interest Rate Period which may not extend beyond the LOC Maturity Date. If the Borrower fails to give the Bank the notice as specified above for the renewal of an Interest Rate Period, such Interest Rate Period shall be renewed for the same Interest Rate Period at the then effective rate, provided such Interest Rate Period does not extend beyond the LOC Maturity Date. If such Interest Rate Period would extend beyond the LOC Maturity Date, then such Advance shall be considered a Prime Advance and shall bear interest from the end of the last full Interest Rate Period through the LOC Maturity Date at Capital One, N.A.'s Prime Rate (as hereinafter defined) minus 25/100 (0.25%) percent.

Prime Rate means the rate of interest adopted from time to time by Capital One, N.A., as its official Prime Rate. The Prime Rate may not be tied to any external rate of interest or index and does not necessarily reflect the lowest rate of interest actually charged at any given time by Capital One, N.A. to any particular class or category of customers. Any change in the Prime Rate shall be effective immediately when adopted by Capital One, N.A. without notice to Borrower.

PAYMENT: Interest at the applicable Rate for each respective Prime Advance hereunder shall be payable monthly, in arrears, on the outstanding principal balance thereof, from time to time, on the first day of each month after each Prime Advance commencing and due and payable on May 1, 2008 and continuing on the first (1st) day of each and every month thereafter until May 1, 2011, on which date and at which time the entire unpaid principal balance hereof and accrued interest shall be due and payable. For each Libor Advance, interest at the applicable Rate shall be payable, in arrears, at the end of the applicable Interest Rate Period.

All interest payments due hereunder shall be made by automatic debit from an account maintained by the Borrower for such purpose at the Bank in which the Borrower shall maintain balances sufficient to pay each monthly interest payment due to the Bank. Each monthly payment of principal and interest shall be automatically deducted from Capital One N.A. Account No. [intentionally omitted] in connection with this Note on the due date thereof (at times, the "due date"), and the undersigned agrees to maintain sufficient funds in said account to cover these payments. The undersigned further agrees that should there be insufficient funds in said account on the monthly payment due date, or within three (3) business days thereafter, an overdraft charge will be incurred and the account will not be charged for the monthly payment. However, if this occurs, the undersigned will remain responsible for the principal and interest payment, plus any late charges, and the undersigned will be in default under this Note. In the event that the money maintained in such account is insufficient for any payment due under this Note, the Bank may charge any account of the Borrower for any payment due to the Bank under this Note.



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

Payments shall be applied first to interest on unpaid principal balance hereof to the date payment is received by the Bank and then to reduction of principal. Interest shall be calculated on a 360-day year and actual number of days elapsed.

THIS NOTE SHALL MATURE ON MAY 1, 2011 WITH ALL SUMS OF PRINCIPAL, ACCRUED INTEREST AND RELATED CHARGES DUE AND OWING ON SUCH DATE.

The Borrower may borrow, repay in whole or in part, and reborrow on a revolving basis amounts up to, in the aggregate, Five Million and 00/100 ($5,000,000.00) Dollars pursuant to the terms of this Note and the terms and conditions contained in the Modified and Restated Revolving Credit Agreement dated April 16, 2008 between the Borrower and the Bank. However, the Bank reserves the right to make or decline any request for an advance in its sole discretion and may condition the availability of an advance upon, among other things, no default occurring hereunder or under any Loan Document and the maintenance of a satisfactory financial condition. Borrower authorizes the Bank to keep a record of the amounts and dates of all advances and repayments hereunder, which record shall, in the absence of manifest error, be conclusive as to the outstanding principal amount due hereunder; provided, however, that the failure to record any advance or repayment shall not limit or otherwise affect the obligation of Borrower under this Note.

PREPAYMENT: If the Prime Rate interest rate option is selected, this Note may be prepaid, in multiples of $10,000.00, without penalty. If the LIBOR interest rate option is selected, and provided Borrower has not canceled its rate option during the applicable Interest Rate Period, this Note may be prepaid in part or in full on the last day of the applicable interest period for said rate without penalty. If, however, Borrower cancels its rate option during any applicable Interest Rate Period, Borrower shall pay to the Bank its "Lost Interest Income". For purposes hereof, "Lost Interest Income" will be deemed to equal the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such advance at the effective LIBOR rate, for the period from the date of such prepayment to the last day of the applicable interest Rate Period, less
(ii) the amount of interest that would accrue on such advance for the prepayment period at the interest rate which the Bank would be offered at the commencement of the prepayment period on a deposit of a comparable amount and period in the London Interbank market. A certificate from the Bank delivered to the Borrower setting forth the Lost Interest Income that the Bank is entitled to receive relative to any applicable Libor Advance hereunder shall be conclusive absent manifest error. Any partial prepayment will be applied in inverse order of maturity and will not defer the payment schedule.

DEFAULT INTEREST RATE: The unpaid principal sum due under this Note shall bear interest at a rate equal to five (5%) percent above the then applicable Rate of interest set forth above on and after the occurrence of any Event of Default and until the entire principal sum hereof has been fully paid, both before and after the entry of any judgment with respect to such event, but in no event shall the applicable rate either before or after the occurrence of any Event of Default exceed the highest rate of interest, if any, permitted under applicable New York or Federal Law.

SECURITY: This Note is secured by:



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     (1) a  security  interest  in and  assignment  and  pledge  of all  monies, deposits, or other sums now or hereafter held by the Bank on deposit, in safekeeping, transit or otherwise, at any time credited by or due from Bank to the Borrower, or in which the Borrower shall have an interest; and

     (2) a first position security interest in all assets of the Borrower evidenced by a Modified and Restated Revolving Credit Security Agreement of even date herewith made by the Borrower (as Debtor therein) in favor of the Bank (as Secured Party therein) affecting personal property and assets more particularly described therein (the "Revolving Credit Security Agreement"), together with appertaining UCC-1 financing statement(s); and; and

     (3) a collateral Assignment by Borrower to the Bank of a portion of the proceeds of a life insurance policy issued on the life of Leonard A. Rosenbaum, President and CEO of the Borrower, in the amount of Five Hundred Thousand and 00/100 ($500,000.00) Dollars which such policy was issued by Pruco Life Insurance Company of New Jersey (a Stock Company of the Prudential Insurance Company of America), under policy no. [intentionally deleted] (contract date October 14, 2006) and has a face value of Two Million and 00/100 ($2,000,000.00) Dollars.

"Loan Documents" or, individually, "Loan Document" as used herein shall mean this Modified and Restated Revolving Line of Credit Note, the Modified and Restated Revolving Credit Agreement by and between the Borrower and the Bank of even date herewith, the Modified and Restated Revolving Credit Security Agreement made by the Borrower in favor of the Bank also of even date herewith, the pledge agreement mentioned herein, the foregoing documents, and any and all other documents executed and delivered in connection with this Note and the Loan.

RIGHT OF OFFSET: If any payment is not made on time, or if the entire balance becomes due and payable and is not paid, all or part of the amount due may be offset out of any account or other property which the Borrower has at the Bank or any affiliate of the Bank without prior notice or demand. This provision is in addition to and not in limitation of any right of common law or by statute.

LATE CHARGES: The Borrower will pay a charge of four (4%) percent of the amount of any payment which is not made within ten (10) days of its respective due date, or, which cannot be debited from its account due to insufficient balance therein on the due date or within three (3) business days thereafter.

UNUSED LINE FEE: The Borrower agrees to pay to the Bank from the date hereof, on the first day of each quarter, an unused line fee at the annual rate per annum of 25/100 (0.25%) percent computed on the basis of the actual number of days elapsed over 360 days on the average daily unused amount of the Principal.

DEFAULT: The Bank may declare the entire unpaid balance of this Note due and payable on the happening of any of the following events (each, an "Event of Default" or, collectively, "Events of Default"):



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

     (1) failure to pay any amount required by this Note within ten (10) days of its respective due date, or any other obligation owed to the Bank by Borrower, or, if applicable, failure to have sufficient funds in its account(s) for payments due hereunder to be debited on the due date or within three (3) business days thereafter;

     (2)  if  the  Borrower  fails  to  pay  when  due  any  other  part  of the
Indebtedness (as such term is defined in the Modified and Restated Revolving Credit Agreement) or any other amount payable in connection with the Indebtedness or any part thereof and such failure continues for more than ten
(10) days after written notice from the Bank;

     (3) failure to perform or keep or abide by any term, covenant or condition contained in this Note, or any other document or instrument given to the Bank in connection with this or any other loan;

     (4) Borrower shall fail to perform any term, condition or covenant of this Note, the Modified and Restated Revolving Credit Agreement, the Modified and Restated Revolving Credit Security Agreement and any other Loan Document or Documents of even date herewith and executed in connection herewith, or any bond, note, debenture, loan agreement, indenture, guaranty, trust agreement, mortgage or other instrument or agreement in connection with the borrowing of money or the obtaining of advances or credit to which it is a party or by which it is bound, or by which any of its properties or assets may be affected (a "Debt Instrument"), or that, as a result of any such failure to perform (regardless of the satisfaction of any requirement for the giving of appropriate notice thereof or the lapse of time), the indebtedness included therein or secured or covered thereby may be declared due and payable prior to the date on which such indebtedness would otherwise become due and payable;

     (5) any event or condition referred to any Debt Instrument shall occur or fail to occur, so that, as a result thereof (regardless of the satisfaction of any requirement for the giving of appropriate notice thereof or the lapse of time), the Indebtedness included therein or secured or covered thereby may be declared due and payable prior to the date on which such Indebtedness would otherwise become due and payable;

     (6) any Indebtedness included in any Debt Instrument or secured or covered thereby is not paid when due, after giving effect to any applicable grace period provided for in the documentation relating to such Indebtedness;

     (7) the occurrence of an Event of Default as defined in any of the loan documents, including, without limitation, the Modified and Restated Revolving Credit Agreement or the Modified and Restated Revolving Credit Security Agreement;

     (8) an order for relief under the United States Bankruptcy Code as now or hereafter in effect, shall be entered against Borrower; or Borrower shall become insolvent, generally fail to pay its debts as they become due, make an assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent or bankrupt, petition or apply to any tribunal for the appointment of a receiver or any trustee for it or a substantial part of its assets, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or if there shall have been filed any such petition or application, or any such proceeding shall have been commenced against Borrower, which remains undismissed for a period of sixty
(60) days or more; or Borrower by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or the appointment of a receiver of or any trustee for it or any substantial part of any of its properties, or shall suffer any such receivership or trusteeship to continue undischarged for a period of forty-five (45) days or more;

     (9) any judgment, Federal, State or municipal tax lien entered exceeding $10,000.00 against Borrower or any attachment, levy or execution exceeding
$10,000.00 against any of their respective properties for any amount shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of sixty (60) days or more;

     (10) the Bank shall have determined, in its reasonable business judgment, that one or more conditions exist or events have occurred which has resulted in a material adverse change in the business, properties or financial condition of Borrower;

     (11) dissolution, whether voluntary or involuntary, of the Borrower or a change in composition of the Borrower;

     (12) the happening of any event which, in the judgment of the Bank, materially adversely affects: (i) the ability of the Borrower to repay the Note; or (ii) the aggregate value of the collateral used to secure this Note;

     (13) the occurrence of an Event of Default under the Modified and Restated Revolving Credit Agreement, or any other document or instrument given to the Bank in connection with this Note or any other loan;

     (14) for any reason any Loan Document ceases to be in full force and effect or any lien or any collateral purported to be created by any Loan Document ceases to be or is not a valid and perfected lien to the extent and with the priority contemplated thereby or thereby, and no substitute collateral acceptable to the Bank, in its sole and exclusive discretion, is put in place within thirty (30) days;

     (15) formal charges under Federal or State law shall be filed against Borrower for which forfeiture is a potential penalty;

     (16) failure to provide any financial information on request or permit an examination of books and records;

     (17) failure to pay any amount on this or any other obligation owed to the Bank by Borrower or any other related entity;

     (18) failure of the Borrower to utilize the Bank as its/their primary bank and to maintain relevant accounts at the Bank during the term hereof;

     (19) default by Borrower under any other guaranty or loan document or other agreement made in favor of, or with, the Bank.





                                       6
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Notwithstanding the foregoing, the balance of this Note shall become immediately due and payable upon the occurrence of any of the events set forth in (8) above, and, if this is a demand note, the Bank may declare the balance of this Note due at any time.

ATTORNEY'S FEES: In the event the Bank retains counsel with respect to enforcement of this Note or any other document or instrument given to the Bank, the Borrower agrees to pay the Bank's reasonable attorneys' fees and associated costs and disbursements (whether or not an action is commenced and whether or not in the court of original jurisdiction, appellate court, bankruptcy court, or otherwise).

SUBSEQUENT AGREEMENTS: The Borrower shall be bound by any agreement extending the time or modifying the above terms of payment made by the Bank and any owner(s) of the property covered by the mortgages referred to herein, without notice to the Borrower, and the Borrower shall continue to be liable to pay all amounts due hereunder, but at an interest rate not exceeding the rate set forth herein, according to the terms of any such agreement of extension or modification.

MISCELLANEOUS: Delay or failure of the Bank to exercise any of its rights under this Note shall not be deemed a waiver thereof, nor shall it bar the exercise of any such right at a later date. Each and every right and remedy granted to the Bank hereunder, or under the Modified and Restated Revolving Credit Agreement, the Modified and Restated Revolving Credit Security Agreement, any other security agreement made in favor of The Bank in connection herewith or in connection with any guaranty hereof, or under any agreement between Borrower and the Bank or available at law or in equity shall be cumulative and not exclusive of any other rights, powers, privileges or remedies, and may be exercised by the Bank from time to time and as often as may be necessary in the sole and absolute discretion of the Bank. No waiver of any condition or requirement shall be binding unless in writing and no such written waiver shall operate as a waiver of any other or subsequent condition or requirement. No change, amendment, modification, termination, waiver, or discharge, in whole or in part, of any provision of this Note shall be effective unless in writing and signed by the Bank, and if so given by the Bank, shall be effective only in the specific instance in which given. The Borrower acknowledges that this Note and the Borrower's obligations under this Note are, and shall at all times continue to be, absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Note and the obligations of the Borrower under this Note. The Bank or any other holder of this Note does not have to present it before requiring payment.

THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE COURT IN THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT SITTING IN THE EASTERN DISTRICT OF NEW YORK, SAID VENUE BEING CHOSEN IN THE SOLE AND ABSOLUTE DISCRETION OF THE BANK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS NOTE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND CONSENTS TO THE PLACING OF VENUE IN SUFFOLK COUNTY, NEW YORK, OR THE U.S. DISTRICT COURT AS AFORESAID. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF



                                       7
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MOTION,  AS A DEFENSE OR OTHERWISE,  IN ANY SUCH SUIT,  ACTION OR PROCEEDING ANY
CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN MAY NOT BE LITIGATED IN OR BY SUCH COURTS. THE BORROWER AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO ITS ADDRESS SET FORTH BELOW OR SUCH OTHER ADDRESS THAT THE BORROWER SHALL HAVE NOTIFIED THE BANK IN WRITING OR ANY METHOD AUTHORIZED BY THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS PROHIBITED BY LAW, THE BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND FURTHER WAIVE OFFSET AND COUNTERCLAIM WITH RESPECT TO ANY ACTION ARISING OUT OF THIS NOTE.

This Note may not be modified or terminated orally. This Note shall be governed by the laws of the State of New York without regard to its conflict of laws rules. The undersigned irrevocably consents to the jurisdiction and venue of any appropriate Court chosen by The Bank in any action concerning this Note. The Bank may accept partial payments marked "in full" without waiving any of its rights hereunder. Any payments made after maturity or acceleration will not reinstate the Note.

All signatories to this Note waive presentment for payment, notice of dishonor, protest, notice of protest of this Note or other notice of any kind and all demands whatsoever.

No failure to accelerate the debt evidenced hereby by reason of an Event of Default hereunder, acceptance of a past due installment, or indulgence granted from time-to-time shall be construed (a) as a novation of this Note or a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or the right of The Bank thereafter to insist upon strict compliance with the terms of this Note, or (b) to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable law; and Borrower hereby expressly waives the benefit of any statute or rule of law or equity now provided, which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note, shall operate to release, discharge, modify, change or affect the original liability of Borrower under this Note, either in whole or in part, unless The Bank agrees otherwise in writing. No provision of this Note may be changed, waived, discharged, or terminated except by an instrument in writing signed by the party against whom enforcement of the waiver, change, modification or discharge is sought. The Bank may, without the consent of Borrower release or discharge Borrower, accommodation party, or surety or release, surrender, waive, substitute, compromise, or discharge any security herefor without affecting the liability of the Borrower hereunder. The Bank may proceed against any security herefor without notice.

The Borrower expressly warrants and represents that no statements, agreements or representations, whether oral or written, have been made by the Bank, or by any


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employee,  agent or broker of the Bank with  respect to the  obligation  or debt evidenced by this Note. The Borrower further expressly warrants and represents that (a) no oral commitment has been made by the Bank to extend or continue any credit to the Borrower or any party other than as expressly stated herein or in those certain documents executed in connection herewith, (b) no representation or agreement has been made by or with the Bank, or any employee, agent or broker of the Bank, to forebear or refrain in any way from exercising any right or remedy in its favor hereunder or otherwise unless expressly set forth herein, and (c) the Borrower has not and will not rely on any commitment to extend or continue any credit, nor on any agreement to forebear or refrain from exercising rights or remedies unless such commitment or agreement shall be in writing and duly executed by an authorized officer of the Bank.

In the event any one or more of the provisions contained in this Note should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

This Note shall bind the respective successors, heirs or representatives of the Borrower. This Note shall not be assigned by the Borrower without the Bank's prior written consent. The Bank, however, may assign its rights hereunder without any notice to, or consent from, the Borrower. The term "Bank" as used herein shall be deemed to include the Bank and its successors and/or assigns, and any holder hereof.

OTHER PROVISIONS:

In accordance with Article 9 of the Uniform Commercial Code and Revised Article 9 thereof, the Borrower hereby authorizes the Bank to sign and file financing statements at any time with respect to any security herefor without the signature of the Borrower. The Borrower agrees to pay all filing fees and all other costs and expenses incident to the filing of such statements.

The Revolving Line of Credit evidenced by this Note and by the Revolving Credit Agreement may be cancelled by the Borrower at any time provided Borrower pays to the Bank all sums due and owing on this Note and subject to the prepayment provisions heretofore set forth herein.

Section headings used herein are for convenience of reference only and are not to affect the construction of or be taken into consideration in interpreting this Note.

This Note is a Consolidated and Restated Line of Credit Note meant to consolidate and restate the debts under the following notes, to wit: (a) Line of Credit Note dated June 1, 2007 made by CVD EQUIPMENT CORPORATION to North Fork Bank in the principal sum of Two Million and 00/100 ($2,000,000.00) Dollars and interest thereon; and (b) Revolving Line of Credit Note dated April 16, 2008 made by CVD EQUIPMENT CORPORATION to Capital One, N.A., successor by merger to North Fork Bank in the principal sum of Three Million and 00/100 ($3,000,000.00) DOLLARS and interest thereon, which such notes heretofore designated (a) and
(b), are currently owned and held by the Bank.

     IN WITNESS WHEREOF, the undersigned has signed this Note this April 16, 2008.


                                       CVD EQUIPMENT CORPORATION,
                                       a New York corporation


                              By:
                                       ---------------------------------------
                                       LEONARD A. ROSENBAUM,
                                       President and CEO


                              By:
                                       ---------------------------------------
                                       GLEN CHARLES,
                                       Secretary and Chief Financial Officer


Borrower's Address:

         1860 Smithtown Avenue
         Ronkonkoma, New York 11779

State of New York )
                  ) : ss.:
County of Suffolk )


     On April 16, 2008, before me, the undersigned,  personally appeared LEONARD
A. ROSENBAUM, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed same in her capacity, and that by her signature in the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                    -----------------------------
                                    Notary Public


State of New York )
                  ) : ss.:
County of Suffolk )


     On April 16, 2008, before me, the undersigned, personally appeared GLEN CHARLES, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed same in her capacity, and that by her signature in the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                    -----------------------------
                                    Notary Public

                              REQUEST FOR ADVANCE

To:          Capital One, N.A., successor by merger to North Fork Bank
             275 Broadhollow Road
             Melville, New York 11747
             Attn:    Steven Ratner, SVP or Gerard Waters, VP

Request for advance pursuant to Consolidated and Restated Revolving Line of Credit Note ("Note") made by CVD EQUIPMENT CORPORATION ("Borrower") to Capital One, N.A., successor by merger to North Fork Bank (the "Bank") dated April 16, 2008 in the principal sum of $5,000,000.00.

Pursuant to the Note, the Borrower hereby requests the Bank make an advance in the amount of __________________________ ($ ) Dollars on ______________,
crediting Account No. , which amount shall be absolutely due and owing under the terms of the Note.

Interest Rate Option:
         [ ] Prime less 0/25% or  [ ] LIBOR

If   LIBOR, the duration of the Interest Rate Period  applicable to this advance shall  be: [ ] one  month.....or.....[  ] two  months.....or.....[  ] three months

If this is a renewal:
--------------------
 The renewal date is   -----------------------------------.
 The amount of the Loan to be renewed is -----------------($----------------).

 The duration of the Interest Period applicable to this renewal is:

         [ ] one month.....or.....[ ] two months.....or.....[ ] three months

                  OR

Convert $---------------------  loan to Prime less 0.25%.


In connection with this request for advance or renewal, the Borrower hereby certifies to the Bank that:
1) The representations and warranties contained in the Note and the Modified and Restated Revolving Credit Agreement dated April 16, 2008 between the Borrower and The Bank ("RCLA") are true and accurate in all material respects on and as of the date hereof as though made on and as of such date;
2) No Default or Event of Default as defined in the Note and/or RCLA has occurred and is continuing, or would result from such advance; and
3) The Note and the RCLA, inclusive of the amount of the requested advance or renewal, are valid and binding obligations of the Borrower, each enforceable in accordance with its respective terms.

Dated: __________________

                                By:
                                   --------------------------------------------
                                   LEONARD A. ROSENBAUM,
                                   President and CEO